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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JULY 25, 2000


                         ------------------------------


                             JDN REALTY CORPORATION
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)




  MARYLAND                        1-12844                        58-1468053
  --------                        -------                        ----------
(State or Other              (Commission File                 (I.R.S. Employer
Jurisdiction of                    Number)                     Identification
Incorporation)                                                     Number)


               359 EAST PACES FERRY ROAD
                      SUITE 400
                   ATLANTA, GEORGIA                                30305
                   ----------------                                -----
        (Address of Principal Executive Offices)                 (Zip Code)


                                 (404) 262-3252
                                 --------------
              (Registrant's Telephone Number, including Area Code)


                                 NOT APPLICABLE
                                 (Former Name)




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ITEM 5.  OTHER EVENTS.

         JDN Realty Corporation (the "Company") is filing this current Report on Form 8-K in order to file with the Securities and Exchange Commission a press release issued by the Company on July 24, 2000. A copy of the related press release is included as an exhibit to this filing.

         On July 25, 2000, the Company held its quarterly earnings conference call for the quarter ended March 31, 2000. The conference call is available for replay until 6:00 p.m. EDT August 1, 2000. To listen to the playback, please call either (719) 457-0820 or (888) 203-1112 and enter the confirmation number 977452.

         As stated in the Company's press release and by management during the conference call, Elizabeth L. Nichols has announced her resignation as a Director of the Company effective August 20, 2000, and as President of the Company effective September 1, 2000. It was noted by management during the call that, although the terms of Ms. Nichols' separation from the Company have not been finalized, the Company expects to record a charge of approximately $3.5 million during the third quarter of 2000 in connection with cash severance payments, the acceleration of restricted stock awards and related expenses. Management also noted that funds from operations for the year ended December 31, 2000 would be reduced as a result of these severance costs.

         The preceding paragraph contains forward-looking statements that are, by their nature, subject to known and unknown risks and uncertainties. Among the factors that could cause actual results to differ materially from those anticipated are the following: management changes described in this and previous filings; any additional future management changes; a decrease in the number of development assignments from Wal-Mart and Lowe's; the ability to attract and retain key employees; the impact of restated financial statements included in previous filings on credit availability and generally in the financial and credit markets; any future default under any of JDN Realty Corporation's or JDN Development Company, Inc.'s bank credit facilities and the impact of special terms and conditions of such facilities, including the reduced availability and increased interest costs thereunder; business conditions and the general economy, especially as they affect interest rates and value-oriented retailers; the federal, state and local regulatory environment; the ability to refinance maturing debt obligations on acceptable terms; availability of debt and equity capital with acceptable terms and conditions including, without limitation, the availability of bank credit to fund development activities; the ability to sell operating shopping center properties and parcels of land on schedule and upon economically favorable terms; the availability of partners for joint venture projects and the ability to negotiate favorable joint venture terms; availability of new development opportunities; changes in the financial condition or corporate strategy of or business relations with JDN Realty Corporation's and JDN Development Company, Inc.'s primary retail tenants, in particular those of Wal-Mart and Lowe's; the outcome and costs of pending litigation noted in previous filings; the ability to fund, complete and lease existing development and redevelopment projects on schedule and within budget; tax legislation affecting the development business of JDN Realty Corporation and JDN Development Company, Inc.; and the ability of JDN Realty Corporation to maintain its qualification as a REIT. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed from time to time in press releases and reports filed by JDN Realty Corporation with the Securities and Exchange Commission, including Forms 8-K, 10-Q and 10-K.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)      EXHIBITS.



Exhibit No.                               Description
-----------                               -----------

    99.1                  Press Release: JDN REALTY CORPORATION ANNOUNCES FIRST
                                         QUARTER 2000 RESULTS AND EXECUTIVE
                                         MANAGEMENT CHANGES




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JDN REALTY CORPORATION



                                        By: /s/ John D. Harris, Jr.
                                            ------------------------------
                                                John D. Harris, Jr.
                                                Interim Chief Financial Officer

Date: July 25, 2000




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                               INDEX TO EXHIBITS

Exhibit No.                               Description
-----------                               -----------

    99.1                  Press Release: JDN REALTY CORPORATION ANNOUNCES FIRST
                                         QUARTER 2000 RESULTS AND EXECUTIVE
                                         MANAGEMENT CHANGES